As filed with the Securities and Exchange Commission on April 5, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant                  ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

B&G FOODS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2018 B&G FOODS, INC. Date: May 22, 2018 Time: 10:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000373855_1 R1.0.1.17 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: March 26, 2018 Location: Sheraton Parsippany Hotel 199 Smith Road Parsippany, NJ 07054 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000373855_2 R1.0.1.17 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 08, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A DeAnn L. Brunts 1B Robert C. Cantwell 1C Charles F. Marcy 1D Robert D. Mills 1E Dennis M. Mullen 1F Cheryl M. Palmer 1G Alfred Poe 1H Stephen C. Sherrill 1I David L. Wenner The Board of Directors recommends you vote FOR the following proposal(s): 2Approval, by non-binding advisory vote, of executive compensation. 3Ratification of the appointment of KPMG LLP as independent registered public accounting firm. xxxxxxxxxx Envelope # # of # Sequence # 0000373855_3 R1.0.1.17 Broadridge Internal Use Only xxxxxxxxxx Cusip Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: Other Matters: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000373855_4 R1.0.1.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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